                                                                 EXHIBIT 10.8(k)



                                August 14, 1997



Global TeleSystems Group, Inc.
1751 Pinnacle Drive
North Tower 12th Floor
McLean, Virginia 22102


                         Global TeleSystems Group, Inc.


Ladies and Gentlemen:

        We refer to (i) the Senior Note Purchase Agreement, dated as of February 2, 1996, as heretofore amended, between Global TeleSystems Group, Inc. (the "Company") and Emerging Markets Growth Fund, Inc., as purchaser, and (ii) the Senior Note Purchase Agreement, dated as of February 2, 1996, as heretofore amended, between the Company and Capital International Emerging Markets Funds, as purchaser (each such Senior Note Purchase Agreement being a "Cap Re Agreement"; and Emerging Markets Growth Fund, Inc. and Capital International Emerging Markets Fund being, collectively, the "Cap Re Purchasers"). Terms defined or referenced in either of the Cap Re Agreements and not otherwise defined or referenced herein are used herein as therein defined or referenced.

        The Company and the Cap Re Purchasers hereby agree as follows:


        1. Schedule A to each Cap Re Agreement is amended by substituting the words "$265 million" for the words "$250 million" both (i) in the caption "Existing Financings--Hermes Europe Railtel--$250 million Senior Note Financing--Gross Proceeds" and (ii) in the description under such caption.

        2. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

        3. This letter agreement becomes effective as of the date first above written, on the date on which the Company and each Cap Re Purchaser shall have executed and delivered a counterpart hereof. Upon the effectiveness of this letter agreement, each reference in any Initial Transaction Document or Transaction Document to either Cap Re Agreement or any term or provision thereof shall mean such Cap Re Agreement, such term or such provision, respectively, as amended hereby. Except as otherwise provided herein, the Transaction Documents shall remain in full force and effect and are hereby in all respects ratified confirmed.

        4. This letter agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same letter agreement. Delivery of an executed counterpart of a signature page of this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

        Please indicate your agreement to the foregoing by executing a counterpart of this letter agreement in the appropriate space provided below.

                                     Very truly yours,



EMERGING MARKETS GROWTH                         CAPITAL INTERNATIONAL
FUND, INC.                                      EMERGING MARKETS FUND
                                                By:  Capital International, Inc.



By: /s/ PETER C. KELLY                          By: /s/ PETER C. KELLY
   -----------------------------                   -----------------------------
   Name:   Peter C. Kelly                          Name:   Peter C. Kelly
   Title:  Vice President                          Title:  Senior Vice President




                             Accepted and Agreed:

                        GLOBAL TELESYSTEMS GROUP, INC.

                        By: /s/ VIMAL AGARWAL
                           ---------------------------
                           Name:   Vimal Agarwal
                           Title:  Treasurer